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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 9, 1999
                       ----------------------------------
                        (Date of earliest event reported)


                         AUSTIN FUNDING.COM CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     -------
                 (State or other jurisdiction of incorporation)

                                    000-26815
                                   ----------
                            (Commission File Number)

                                   74-2923677
                                   -----------
                        (IRS Employer Identification No.)

                         823 Congress Avenue, Suite 515
                               Austin, Texas 78701
                         -------------------------------
                    (Address of principal executive offices)

                                 (512) 481-8000
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 ---------------
                         (Former name or former address,
                          if changed since last report)


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Item 1.  Changes in Control of Registrant:

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets:

         Not Applicable.

Item 3.  Bankruptcy or Receivership:

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant:

         Not Applicable.

Item 5.  Other Events:

         On November 29, 1999, Austin Funding.com Corporation (the "Company"), entered into an Agreement of Sale and Purchase (the "Agreement") with certain shareholders of Greater South Texas Savings Bank, FSB ("South Texas"), pursuant to which the Company will purchase 4,444 shares, or approximately 59% of the 7,500 issued and outstanding shares of common stock of South Texas. The Company plans to conduct a tender offer for all of the remaining shares of South Texas once it receives the necessary regulatory approvals.

         South Texas is a federal savings bank based in Falfurrias, Texas and as of June 30, 1999 reported total assets of $44.7 million, total deposits of $42.6 million and total equity capital of $2.1 million. It has a branch office located in Hebronville, Texas.

         The Company's obligation to purchase the shares of South Texas is subject to a financial, technical and legal audit of South Texas and the Company may, in its sole judgement and absolute discretion, terminate the Agreement for any or no reason. Such due diligence review shall run for a period of ninety days from the receipt of all the South Texas information requested by the Company.

         The Company's acquisition of South Texas remains subject to the parties' receipt of required federal and state regulatory approvals and satisfaction of various other customary closing conditions specified in the



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Agreement. A copy of the Agreement of Sale and Purchase pertaining to this transaction is included as Exhibit 10.18 to this Current Report.

         As of December 31, 1999, Terry G. Hartnett will resign as the Company's Chief Financial Officer. Mr. Hartnett will continue to serve as a director of the Company. On December 6, 1999, the Board of Directors appointed David Farrarr as the Company's new Chief Financial Officer. A copy of Mr. Hartnett's Departure Agreement is included as Exhibit 10.19 to this Current Report.

Item 6.  Resignations of Registrant's Directors:

         Not Applicable.

Item 7.  Financial Statements and Exhibits:

         (a) Financial Statements
             Not Applicable.

         (b) Pro Forma Financial Instruction
             Not Applicable.

         (c) Exhibits
             The following exhibits are filed herewith:


         Exhibit No.                Description

         10.18 Agreement of Sale and Purchase of Greater South Texas Savings Bank, FSB by the Company, dated November 29, 1999.

         10.19                      Departure Agreement dated
                                    December 6, 1999 between Terry
                                    G.Hartnett and the Company.

Item 8.  Change in Fiscal Year:

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to
          Regulation S:

         Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUSTIN FUNDING.COM CORPORATION
                                                     (Registrant)


                                            By: /s/ GLENN A. LAPOINTE
                                                ----------------------------
                                                     Glenn A. LaPointe
                                                     President
Dated: December 9, 1999




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                               INDEX TO EXHIBITS



EXHIBIT NO.           DESCRIPTION
-----------           -----------
10.18                 Agreement of Sale and Purchase of Greater South Texas
                      Savings Bank, FSB by the Company, dated November 29, 1999.

10.19                 Departure Agreement dated December 6, 1999 between Terry
                      G. Hartnett and the Company.